Exhibit 99.2

Supplemental Investor Package
_______________________________________________
First Quarter 2011

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,				March 31,				December 31,
	2011				2010				2010
				Unrealized/				Unrealized/				Unrealized/
	Balance		Market	Unrecognized	Balance		Market	Unrecognized	Balance		Market	Unrecognized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds1, 3	$1,743,751		1,763,993	33,499	$1,214,670		1,241,554	6,040	1,683,336		1,704,600	35,334
Government and municipal bonds3	1,846,872		1,865,194	71,228	2,116,682		2,129,245	71,224	1,873,730		1,894,436	77,913
Total bonds	3,590,623		3,629,187	104,727	3,331,352		3,370,799	77,264	3,557,066		3,599,036	113,247

Equities	77,138		77,138	9,034	82,240		82,240	16,644	69,636		69,636	11,597
Short-term investments	156,437		156,437	-	282,131		282,131	-	161,155		161,155	-
Other investments	136,148		136,148	(2,500)	148,060		148,060	(24,032)	137,865		137,865	(4,982)
Total invested assets	3,960,346		3,998,910	111,261	3,843,783		3,883,230	69,876	3,925,722		3,967,692	119,862

Invested assets per $ of stockholders' equity	3.65				3.81				3.67

Total assets	5,275,226				5,288,321				5,231,772

Liabilities:
Reserve for losses and loss expenses	2,864,889				2,812,231				2,830,058
Unearned premium reserve	833,823				857,349				823,596

Total liabilities	4,191,573				4,278,159				4,160,663

Stockholders' equity	1,083,653				1,010,162				1,071,109

Total debt to capitalization ratio	19.5%				21.4%				19.7%
Adjusted total debt to capitalization ratio 2	13.9%				15.5%				14.0%

Book value per share	20.06				18.97				19.95

Book value per share excluding
unrealized gain or loss on bond portfolio	19.26				18.51				19.09

NPW per insurance segment employee	760				777				761

Statutory premiums to surplus ratio	1.3	x			1.4	x			1.3	x

Statutory surplus	1,083,848				993,981				1,073,025

1 Includes mortgage-backed and asset-backed securities.
2 The adjusted debt to capitalization ratio reflects an estimated equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.
3 Certain prior year amounts were reclassified to conform with current year presentation.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
March 2011		Three Months Ended March 31,
($ in thousands, except per share amounts)		2011		2010
			Per diluted share		Per diluted share
Consolidated
Revenue		$403,456		$393,112
Operating income		17,805	0.32	6,635	0.12
Net realized gains (losses), after tax		3,744	0.07	(42)	-
Income from continuing operations		21,549	0.39	6,593	0.12
Loss on discontinued operations, after tax		-	-	(790)	(0.01)
Net income		21,549	0.39	5,803	0.11
Operating return on equity		6.6%		2.6%

Insurance Operations
Gross premiums written		428,995		433,078
Net premiums written		361,835		368,091
Net premiums earned		351,343		356,202
Underwriting loss	- before tax	(11,084)		(14,605)
	- after tax	(7,205)	(0.13)	(9,493)	(0.18)
GAAP combined ratio		103.2%		104.1%

Commercial lines
Net premiums earned		286,763		297,908
GAAP combined ratio		101.7%		103.7%
Personal lines
Net premiums earned		64,580		58,294
GAAP combined ratio		109.7%		106.2%

Investments
Net investment income	- before tax	43,473		34,706
	- after tax	32,125	0.58	26,825	0.49
Effective tax rate		26.1%		22.7%
Annual after-tax yield on investment portfolio		3.3%		2.8%
Annual after-tax, after-interest expense yield		3.0%		2.3%
Invested assets per $ of stockholders' equity		3.65		3.81

Other expenses (net of other income)
Interest expense	- before tax	(4,557)		(4,842)
	- after tax	(2,962)	(0.05)	(3,147)	(0.06)

Other - after tax		$(4,153)	(0.08)	$(7,550)	(0.13)

Diluted weighted avg. shares outstanding		55,054		54,217

Selective Insurance Group, Inc. and Consolidated Subsidiaries GAAP Investment Income (unaudited) ($ in thousands)

	Year to Date		%
	March	March	Increase
	2011	2010	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	33,123	33,196	(0)
Short-term	62	100	(38)
Alternative Investments	11,641	3,895	199
Dividends	317	452	(30)
Miscellaneous	25	37	(32)
	45,168	37,680	20

Investment Expense	1,695	2,974	(43)

Net Investment Income Before Tax	43,473	34,706	25

Tax	11,348	7,881	44

Net Investment Income After Tax	$32,125	26,825	20

Net Investment Income per Share	$0.58	0.49	18

Effective Tax Rate	26.1%	22.7%

Average Yields :

Fixed Maturity Securities:
Pre Tax	3.57%	3.66%
After Tax	2.75%	2.88%

Portfolio:
Pre Tax	4.41%	3.64%
After Tax	3.26%	2.81%

	Year to date:
	March	March
Net Realized Gains (Losses)	2011	2010
Fixed Maturities	(443)	(4,011)
Equity Securities	6,203	3,947
Total	5,760	(64)
Net of Tax	3,744	(42)

Selective Insurance Group, Inc.
2011 Statutory Results by Line of Business
March 2011 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Combined Ratio	Combined Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2011	2010	Gain/(Loss)
Personal Lines:

Homeowners	$22,195	21.4%	$24,555	19.8%	69.7%	7.9%	34.4%	0.0%	112.0%	114.8%	$(2,139)
Auto	36,396	3.0%	36,962	7.7%	75.9%	11.3%	31.6%	0.0%	118.8%	115.5%	(6,786)
Other (including flood)	2,910	13.7%	3,064	(12.0)%	75.4%	(15.8)%	(40.1)%	0.0%	19.5%	(38.3)%	2,405
Total	$61,501	9.5%	$64,580	10.8%	73.5%	8.7%	29.3%	0.0%	111.5%	107.1%	$(6,520)

Commercial Lines:

Commerical property	$48,331	(3.6)%	$48,193	(4.3)%	44.0%	5.5%	37.2%	0.1%	86.8%	108.4%	$6,307
Workers compensation	67,768	(6.1)%	62,526	(3.3)%	80.7%	16.0%	24.2%	1.9%	122.8%	116.7%	(15,545)
General liability	88,772	(0.9)%	82,566	(3.1)%	50.1%	17.6%	32.6%	0.0%	100.3%	92.8%	(2,276)
Auto	71,729	(5.0)%	69,670	(6.3)%	56.5%	5.4%	30.3%	0.1%	92.3%	90.9%	4,774
Business owners policies	16,468	(3.9)%	16,485	1.2%	60.0%	13.6%	38.4%	0.0%	112.0%	134.0%	(1,971)
Bonds	4,521	(3.7)%	4,767	3.6%	6.6%	5.6%	61.0%	0.0%	73.2%	92.5%	1,427
Other	2,745	0.7%	2,556	2.0%	4.5%	0.2%	42.4%	0.0%	47.1%	47.6%	1,271
Total	$300,334	(3.7)%	$286,763	(3.7)%	56.7%	11.7%	31.8%	0.4%	100.6%	101.9%	$(6,013)

Grand Total	$361,835	(1.7)%	$351,343	(1.4)%	59.8%	11.1%	31.3%	0.4%	102.6%	102.8%	$(12,533)

Note: Some amounts may not foot due to rounding.

		2011	2010
	Losses Paid	$188,841	$182,223
	LAE Paid	38,014	36,094
	Total Paid	$226,855	$218,317

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Year on Year Retention
as of March 31, 2011 (unaudited)

Year on Year Retention
	2008					2009					2010					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1
Commercial Lines	81.0%	80.4%	80.6%	80.2%	80.6%	80.5%	79.0%	78.8%	78.7%	79.3%	79.3%	78.9%	79.6%	79.2%	79.2%	80.3%
Personal Lines	82.7%	82.5%	83.0%	82.4%	82.7%	81.2%	82.1%	83.4%	84.2%	82.7%	84.3%	84.9%	84.8%	85.4%	84.8%	85.5%
Total	81.6%	81.2%	81.6%	81.1%	81.4%	80.7%	80.1%	80.6%	80.8%	80.6%	81.1%	81.1%	81.8%	81.8%	81.4%	82.2%

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,
($ in thousands, except share amounts)	2011	2010
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value
(fair value: $1,192,423 – 2011; $1,256,294 – 2010)	$1,153,859	1,214,324
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,382,976 – 2011; $2,285,988 – 2010)	2,436,764	2,342,742
Equity securities, available-for-sale – at fair value
(cost of: $68,104 – 2011; $58,039 – 2010)	77,138	69,636
Short-term investments (at cost which approximates fair value)	156,437	161,155
Other investments	136,148	137,865
Total investments	3,960,346	3,925,722
Cash	496	645
Interest and dividends due or accrued	36,651	37,007
Premiums receivable, net of allowance for uncollectible
accounts of: $4,608 – 2011; $4,691 – 2010	430,063	414,105
Reinsurance recoverables, net	331,387	318,752
Prepaid reinsurance premiums	110,061	110,327
Current federal income tax	6,919	11,200
Deferred federal income tax	93,574	93,234
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $153,961 – 2011; $151,704 – 2010	40,780	41,775
Deferred policy acquisition costs	210,245	209,627
Goodwill	7,849	7,849
Other assets	46,855	61,529
Total assets	$5,275,226	5,231,772

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$2,864,889	2,830,058
Unearned premiums	833,823	823,596
Notes payable	262,339	262,333
Accrued salaries and benefits	95,957	100,933
Other liabilities	134,565	143,743
Total liabilities	$4,191,573	4,160,663

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares 360,000,000
Issued: 96,838,773 – 2011; 96,362,667 – 2010	193,678	192,725
Additional paid-in capital	248,575	244,613
Retained earnings	1,190,528	1,176,155
Accumulated other comprehensive income	2,776	7,024
Treasury stock – at cost (shares: 42,821,299 – 2011; 42,686,204 – 2010)	(551,904)	(549,408)
Total stockholders’ equity	1,083,653	1,071,109
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,275,226	5,231,772

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended
	March 31,
($ in thousands, except per share amounts)	2011	2010
Revenues:
Net premiums earned	$351,343	356,202
Net investment income earned	43,473	34,706
Net realized gains (losses):
Net realized investment gains	6,390	8,176
Other-than-temporary impairments	(532)	(6,073)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	(98)	(2,167)
Total net realized gains (losses)	5,760	(64)
Other income	2,880	2,268
Total revenues	403,456	393,112

Expenses:
Losses and loss expenses incurred	249,206	254,143
Policy acquisition costs	113,430	116,002
Interest expense	4,557	4,842
Other expenses	8,491	10,478
Total expenses	375,684	385,465

Income from continuing operations, before federal income tax	27,772	7,647

Federal income tax expense (benefit):
Current	4,276	8,844
Deferred	1,947	(7,790)
Total federal income tax expense	6,223	1,054

Net income from continuing operations	21,549	6,593

Loss on disposal of discontinued operations, net of tax of $(426) – 2010	-	(790)

Net income	$21,549	5,803

Earnings per share:
Basic net income from continuing operations	$0.40	0.12
Basic net loss from disposal of discontinued operations	-	(0.01)
Basic net income	$0.40	0.11

Diluted net income from continuing operations	$0.39	0.12
Diluted net loss from disposal of discontinued operations	-	(0.01)
Diluted net income	$0.39	0.11

Dividends to stockholders	$0.13	0.13

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Quarter ended March 31,
($ in thousands, except per share amounts)	2011		2010
Common stock:
Beginning of year	$192,725		191,646
Dividend reinvestment plan
(shares: 22,697 – 2011; 25,759 – 2010)	46		51
Stock purchase and compensation plans
(shares: 453,409 – 2011; 79,289 – 2010)	907		159
End of period	193,678		191,856

Additional paid-in capital:
Beginning of year	244,613		231,933
Dividend reinvestment plan	360		368
Stock purchase and compensation plans	3,602		3,309
End of period	248,575		235,610

Retained earnings:
Beginning of year	1,176,155		1,138,978
Net income	21,549	21,549	5,803	5,803
Dividends to stockholders ($0.13 per share – 2011 and 2010)	(7,176)		(7,077)
End of period	1,190,528		1,137,704

Accumulated other comprehensive income (loss):
Beginning of year	7,024		(12,460)
Other comprehensive income (loss), increase (decrease) in:
Unrealized (losses) gains on investment securities:
Non-credit portion of other-than-temporary impairment losses
recognized in other comprehensive income, net of deferred income tax	117		1,478
Other net unrealized (losses) gains on investment securities, net of
deferred income tax	(5,107)		4,583
Total unrealized (losses) gains on investment securities	(4,990)	(4,990)	6,061	6,061
Defined benefit pension plans, net of deferred income tax	742	742	626	626
End of period	2,776		(5,773)
Comprehensive income		17,301		12,490

Treasury stock:
Beginning of year	(549,408)		(547,722)
Acquisition of treasury stock
(shares: 135,095 – 2011; 97,493 – 2010)	(2,496)		(1,513)
End of period	(551,904)		(549,235)
Total stockholders’ equity	$1,083,653		1,010,162

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarter ended
	March 31,
($ in thousands)	2011	2010
Operating Activities
Net income	$21,549	5,803

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,001	7,451
Loss on disposal of discontinued operations	-	790
Stock-based compensation expense	4,625	6,169
Undistributed income of equity method investments	(2,482)	(3,895)
Net realized (gains) losses	(5,760)	64
Deferred income tax expense (benefit)	1,947	(7,790)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	22,196	34,518
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	11,297	11,647
Decrease in net federal income tax recoverable	4,281	7,698
Increase in premiums receivable	(15,958)	(10,543)
(Increase) decrease in deferred policy acquisition costs	(618)	1,024
Decrease (increase) in interest and dividends due or accrued	355	(730)
Decrease in accrued salaries and benefits	(6,466)	(7,100)
Decrease in accrued insurance expenses	(17,082)	(17,187)
Other-net	2,105	5,176
Net adjustments	6,441	27,292
Net cash provided by operating activities	27,990	33,095

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(114,320)	(142,067)
Purchase of equity securities, available-for-sale	(59,780)	(23,915)
Purchase of other investments	(5,008)	(7,714)
Purchase of short-term investments	(316,769)	(303,668)
Sale of subsidiary	415	844
Sale of fixed maturity securities, available-for-sale	14,907	39,632
Sale of short-term investments	321,487	235,386
Redemption and maturities of fixed maturity securities, held-to-maturity	38,483	80,963
Redemption and maturities of fixed maturity securities, available-for-sale	19,771	66,122
Sale of equity securities, available-for-sale	56,836	16,419
Distributions from other investments	9,122	-
Sale of other investments	16,357	13,337
Purchase of property and equipment	(1,366)	(866)
Net cash used in investing activities	(19,865)	(25,527)

Financing Activities
Dividends to stockholders	(6,605)	(6,492)
Acquisition of treasury stock	(2,496)	(1,513)
Net proceeds from stock purchase and compensation plans	1,008	625
Excess tax benefits from share-based payment arrangements	(181)	(856)
Net cash used in financing activities	(8,274)	(8,236)
Net decrease in cash	(149)	(668)
Cash, beginning of year	645	811
Cash, end of period	$496	143

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Mar-31	Dec-31
	2011	2010

ASSETS
Bonds	$3,510,801	3,482,204
Common stocks	77,138	69,636
Affiliated mortgage loan	38,625	38,785
Other investments	169,325	174,067
Short-term investments	117,145	111,021
Total investments	3,913,034	3,875,713

Cash on hand and in banks	(30,395)	(30,343)
Interest and dividends due and accrued	36,719	37,172
Premiums receivable	427,526	410,809
Reinsurance recoverable on paid losses and expenses	5,383	5,013
Deferred tax recoverable	132,040	133,100
EDP equipment	1,247	1,409
Equities and deposits in pools and associations	6,988	6,681
Receivable for sold securities	112	16,738
Other assets	30,357	30,164
Total assets	$4,523,011	4,486,456

LIABILITIES
Reserve for losses	$2,132,892	2,111,557
Reinsurance payable on paid loss and loss expense	1,093	1,030
Reserve for loss expenses	402,600	401,508
Unearned premiums	723,761	713,268
Reserve for commissions payable	31,000	43,590
Ceded balances payable	12,568	12,835
Federal income tax payable	10,743	1,645
Premium and other taxes payable	18,968	23,466
Borrowed money	13,018	13,018
Reserve for dividends to policyholders	2,686	2,390
Reserves for unauthorized reinsurance	1,811	1,811
Payable for securities	9,155	5,028
Funds withheld on account of others	5,743	7,015
Accrued salaries and benefits	57,442	61,353
Other liabilities	15,683	13,917
Total liabilities	3,439,163	3,413,431

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325
Aggregate write-ins for special surplus funds	37,353	40,521
Paid in surplus	255,792	255,792
Unassigned surplus	762,378	748,387
Total policyholders' surplus	1,083,848	1,073,025
Total liabilities and policyholders' surplus	$4,523,011	4,486,456

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended
	March

UNDERWRITING	2011		2010

Net premiums written	$361,835		368,091

Net premiums earned	351,343		356,202

Net losses paid	188,841		182,223
Change in reserve for losses	21,335		33,047
Net losses incurred	210,176	59.8%	215,270	60.4%
Net loss expenses paid	38,014		36,094
Change in reserve for loss expenses	1,092		2,583
Net loss expenses incurred	39,106	11.1%	38,677	10.9%
Net underwriting expenses incurred	114,809	31.7%	115,151	31.3%
Total deductions	364,091		369,098
Statutory underwriting loss	(12,748)		(12,896)

Net loss from premium balances charged off	(1,358)		(1,521)
Finance charges and other income	2,859		2,359
Total other income	1,501	-0.4%	838	-0.2%
Policyholders' dividends incurred	(1,286)	0.4%	(1,495)	0.4%
Total underwriting loss	(12,533)	102.6%	(13,553)	102.8%

INVESTMENT
Net investment income earned	41,258		33,201
Net realized gain / (loss)	5,760		(48)
Total income before income tax	34,485		19,600
Federal income tax expense	9,270		11,498

Net income	$25,215		8,102

Policyholders' Surplus
Surplus, beginning of period	$1,073,025		981,955

Net income	25,215		8,102
Change in deferred tax	447		8,183
Change in unrealized gains	51		7,118
Dividends to stockholders	(14,506)		(12,003)
Change in non-admitted assets	2,784		13
Change in additional admitted deferred tax	(3,168)		613

Net change in surplus for period	10,823		12,026

Surplus, end of period	$1,083,848		993,981

Statutory underwriting (loss) / gain :	$(12,533)		(13,553)

Adjustments under GAAP:
Deferred policy acquisition costs	618		(1,024)
Pension costs	903		396
Other, net	(72)		(424)
GAAP underwriting (loss) / gain:	$(11,084)		(14,605)

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments (Insurance Cos Portfolio)
as of March 31, 2011
(unaudited)
(unaudited)			Paid in
	Inception	Original	Contributed	Remaining	Total	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Capital	Commitment	Distributions	Market Value	Income	Ratio	Ratio
Real Estate
LEH RE II	2005	20,000,000	17,456,594	2,543,406	7,594,167	11,626,062	868,652	0.44	1.10
LEH RE III	2008	15,000,000	6,837,113	8,162,887	58,228	3,334,120	(99,963)	0.01	0.50
Total - Real Estate		35,000,000	24,293,707	10,706,293	7,652,395	14,960,182	768,689	0.31	0.93
Mezzanine Financing
LEH Euro Mezz	2004	9,000,000	9,000,000	-	12,355,149	1,797,123	(111,787)	1.37	1.57
GS Mezz V	2007	25,000,000	9,876,546	15,123,454	7,062,730	7,128,503	471,857	0.72	1.44
Total - Mezz. Financing		34,000,000	18,876,546	15,123,454	19,417,879	8,925,626	360,070	1.03	1.50
Distressed Debt
Varde VIII	2006	10,000,000	10,000,000	-	807,224	11,137,288	428,507	0.08	1.19
GS Distressed Opp III	2007	15,000,000	11,450,751	3,549,249	1,567,873	9,960,181	544,828	0.14	1.01
Total - Distressed Debt		25,000,000	21,450,751	3,549,249	2,375,097	21,097,469	973,335	0.11	1.09
Private Equity
Prospector	1997	5,000,000	5,000,000	-	13,965,078	441,602	30,158	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	8,877,838	1,122,162	10,652,582	5,465,246	1,555,568	1.20	1.82
NB Co-Invest	2006	15,000,000	12,598,769	2,401,231	6,443,969	8,989,711	562,430	0.51	1.23
Trilantic Capital Partners IV	2007	11,098,351	6,704,215	4,394,136	326,625	7,405,398	428,573	0.05	1.15
Total - Private Equity		41,098,351	33,180,822	7,917,529	31,388,255	22,301,957	2,576,730	0.95	1.62
Private Equity, Secondary Market
NB SOF	2005	12,000,000	11,100,506	899,494	5,826,576	7,285,349	431,038	0.52	1.18
GS Vintage IV	2007	20,000,000	14,576,802	5,423,198	5,442,440	13,249,870	599,479	0.37	1.28
NB SOF II	2008	12,000,000	5,581,088	6,418,912	1,168,202	6,263,369	618,328	0.21	1.33
Total - Pvt. Eq. Sec. Mkt.		44,000,000	31,258,396	12,741,604	12,437,218	26,798,588	1,648,844	0.40	1.26
Energy/Power Generation
ArcLight I	2002	15,000,000	13,344,495	1,655,505	29,480,487	-	827,571	2.21	2.21
ArcLight II	2003	15,000,000	12,704,508	2,295,492	21,878,138	3,741,954	1,075,287	1.72	2.02
ArcLight III	2006	15,000,000	12,962,206	2,037,794	6,383,865	12,644,147	975,575	0.49	1.47
Quintana Energy	2006	10,000,000	7,765,984	2,234,016	392,978	8,326,580	1,034,228	0.05	1.12
ArcLight IV	2007	10,000,000	7,595,767	2,404,233	4,150,461	7,596,835	642,144	0.55	1.55
Total - Energy/Power Generation		65,000,000	54,372,960	10,627,040	62,285,929	32,309,516	4,554,805	1.15	1.74
Venture Capital
Venture V	2001	10,000,000	8,800,000	1,200,000	2,315,065	7,083,643	758,243	0.26	1.07
Total - Venture Capital		10,000,000	8,800,000	1,200,000	2,315,065	7,083,643	758,243	0.26	1.07
TOTAL - ALTERNATIVE INVESTMENTS		$254,098,351	192,233,182	61,865,169	137,871,837	133,476,981	11,640,715	0.72	1.41
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
March 31, 2011
($s  in thousands)
(unaudited)

Exposure = 62% Held-to-Maturity; 38% Available-for-Sale

Repayment Source Composition by State %s
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	71,026	61%	43,836	38%	1,036	1%	-	0%	115,898	8%
TX-PSF	-	0%	-	0%	-	0%	48,388	100%	48,388	3%
WA	45,158	50%	45,341	50%	-	0%	-	0%	90,499	6%
AZ	67,982	91%	6,693	9%	-	0%	-	0%	74,675	5%
FL	68,614	99%	-	0%	504	1%	-	0%	69,118	5%
NC	22,982	34%	22,844	34%	21,724	32%	-	0%	67,550	5%
NY	66,439	100%	-	0%	-	0%	-	0%	66,439	5%
OH	36,726	63%	13,644	24%	7,315	13%	-	0%	57,685	4%
IL	37,241	65%	19,653	35%	-	0%	-	0%	56,894	4%
MN	6,817	13%	5,211	10%	40,617	77%	-	0%	52,645	4%
CO	20,726	41%	27,896	55%	1,865	4%	-	0%	50,487	4%
Pre-refunded	49,596	54%	29,740	32%	12,408	14%	-	0%	91,744	6%
Other	378,853	66%	121,729	21%	75,830	13%	-	0%	576,412	41%
Grand Total	872,160	62%	336,587	24%	161,299	11%	48,388	3%	1,418,434	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries Credit Quality of Available-for-Sale Fixed Maturity Securities March 31, 2011 ($ in millions) (unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations1	$323.2	6.9	AAA
Foreign government obligations	20.4	(0.1)	AA
State and municipal obligations	543.6	22.0	AA+
Corporate securities	1,040.6	17.9	A
Mortgage-backed securities ("MBS")	450.2	7.0	AA+
Asset-backed securities ("ABS")2	58.8	0.1	AA+
Total AFS fixed maturity portfolio	$2,436.8	53.8	AA

State and Municipal Obligations:
Government obligations	$296.9	11.4	AA+
Special revenue obligations	246.7	10.6	AA
Total state and municipal obligations	$543.6	22.0	AA+

Corporate Securities:
Financial	$320.9	5.5	A+
Industrials	78.0	3.3	A
Utilities	62.8	(0.1)	A-
Consumer discretion	83.6	0.6	A-
Consumer staples	115.3	1.7	A
Health care	140.1	3.2	AA-
Materials	48.7	0.5	BBB+
Energy	54.1	1.3	A
Information technology	64.4	0.2	A+
Telecommunications services	49.6	0.1	A-
Other	23.1	1.6	AA+
Total corporate securities	$1,040.6	17.9	A

Mortgage-backed securities:
Government Guaranteed Agency CMBS	$69.7	2.4	AAA
Non-agency CMBS	33.0	(1.3)	A
Government Guaranteed Agency RMBS	89.5	3.0	AAA
Other Agency RMBS	211.3	3.2	AAA
Non-agency RMBS	37.8	(0.2)	BBB-
Alternative-A ("Alt-A") RMBS	8.9	(0.1)	AA+
Total MBS	$450.2	7.0	AA+

Asset-backed securities:
ABS	$58.0	0.1	AAA
Sub-prime ABS2,3	0.8	-	D
Total ABS	$58.8	0.1	AA+

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.
2 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
3 Sub-prime ABS consists of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries Credit Quality of Held-to-Maturity Securities March 31, 2011 ($ in millions) (unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
U.S. government obligations1	$97.8	94.2	3.6	4.5	8.1	AAA
Foreign government obligations	5.4	5.7	(0.3)	0.4	0.1	AA+
State and municipal obligations	874.8	859.8	15.0	19.2	34.2	AA
Corporate securities	81.5	72.8	8.7	(3.7)	5.0	A
Mortgage-backed securities ("MBS")	122.0	111.8	10.2	(5.7)	4.5	AA+
Asset-backed securities ("ABS")	10.9	9.6	1.3	(2.3)	(1.0)	A
Total HTM fixed maturity portfolio	$1,192.4	1,153.9	38.5	12.4	50.9	AA

State and Municipal Obligations:
Government obligations	$249.3	245.0	4.3	8.9	13.2	AA
Special revenue obligations	625.5	614.8	10.7	10.3	21.0	AA
Total state and municipal obligations	$874.8	859.8	15.0	19.2	34.2	AA

Corporate Securities:
Financial	$23.6	20.3	3.3	(2.2)	1.1	A-
Industrials	22.5	19.3	3.2	(1.2)	2.0	A
Utilities	16.6	16.0	0.6	(0.1)	0.5	A
Consumer discretion	7.7	7.0	0.7	0.2	0.9	AA-
Consumer staples	5.3	5.0	0.3	(0.1)	0.2	A
Materials	2.2	1.9	0.3	(0.1)	0.2	BBB-
Energy	3.6	3.3	0.3	(0.2)	0.1	BBB-
Total corporate securities	$81.5	72.8	8.7	(3.7)	5.0	A

Mortgage-backed securities:
Government guaranteed agency CMBS	$8.0	7.8	0.2	-	0.2	AAA
Non-agency CMBS	40.2	32.6	7.6	(6.7)	0.9	AA
Government guaranteed agency RMBS	4.4	3.9	0.5	(0.1)	0.4	AAA
Other agency RMBS	69.3	67.4	1.9	1.1	3.0	AAA
Non-agency RMBS	0.1	0.1	-	-	-	BBB
Total MBS	$122.0	111.8	10.2	(5.7)	4.5	AA+

Asset-backed securities:
ABS	$8.0	7.0	1.0	(0.8)	0.2	A-
Alt-A ABS	2.9	2.6	0.3	(1.5)	(1.2)	AA-
Total ABS	$10.9	9.6	1.3	(2.3)	(1.0)	A

1 U.S. Government includes coporate securities fully guaranteed by the FDIC.